                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8 -K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report:                February 24, 1998
                     (Date of the earliest event reported)


                      AMERICAN BUSINESS INFORMATION, INC.
             (Exact name of Registrant as specified in its charter)





       Delaware                     0-19598                     47-0751545
(State or other juris-            (Commission                I.R.S. Employer
 diction of incorporation)        File Number)            Identification Number)


5711 South 86th Circle, Omaha, Nebraska                                68127
(Address of principal executive offices)                           (Zip Code)


                                  402/593-4500
               Registrant's telephone number, including area code
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Item 5.     Other Events

       On February 24, 1998, American Business Information, Inc. (the "Company") announced the execution of a definitive agreement for the acquisition of Walter Karl, Inc., a leading national direct marketing service firm that provides list management, list brokerage, database marketing and direct marketing services to a wide array of customers. Walter Karl, Inc. was founded in 1957 by Mr. Walter Karl and is headquartered in Greenwich, CT.

       The cash payment for the purchase price of approximately $19 million is anticipated to be funded by First Union National Bank (the "Bank") of North Carolina, pursuant to an existing loan agreement between the Company and the Bank dated February 14, 1997, as amended and restated. The acquisition will be accounted for under the purchase method of accounting.

The closing of the sale and the execution of the stock purchase transaction is anticipated to occur not later than March 31, 1998. The closing of the sale is subject to the termination of the waiting period pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Item 7.     Financial Statements and Exhibits

(c) Exhibits

99.1 Stock Purchase Agreement between the Company and Robert Cunniffe and Sheldon Zaslansky and AO Capital Corp. dated as of February 23, 1998

99.2 Escrow Agreement between the Company and Robert Cunniffe and Sheldon Zaslansky and AO Capital Corp.

99.3 Confidentiality and Noncompete Agreement between the Company and AO Capital Corp.

99.4 Employment Agreement and Confidentiality and Noncompete Agreement between the Company and Robert Cunniffe

99.5 Employment Agreement and Confidentiality and Noncompete Agreement between the Company and Sheldon Zaslansky

99.6 Employment Agreement and Confidentiality and Noncompete Agreement between the Company and Marla Maisner

99.7 Amended and Restated Credit Agreement between the Company and the Bank, dated August 29, 1997, including all Exhibits thereto, is incorporated herein by reference to the exhibits filed with the Company's Current Report on Form 8-K dated September 8, 1997

99.8   Press Release dated February 24, 1998
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 18, 1998                             /s/ Steven Purcell
                                                  -----------------------------
                                                  Steven Purcell,
                                                  Chief Financial Officer
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------
99.1   Stock Purchase Agreement between the Company and Robert Cunniffe and
       Sheldon Zaslansky and AO Capital Corp. dated as of February 23, 1998

99.2   Escrow Agreement between the Company and Robert Cunniffe and Sheldon
       Zaslansky and AO Capital Corp.

99.3   Confidentiality and Noncompete Agreement between the Company and AO
       Capital Corp.

99.4 Employment Agreement and Confidentiality and Noncompete Agreement between the Company and Robert Cunniffe

99.5 Employment Agreement and Confidentiality and Noncompete Agreement between the Company and Sheldon Zaslansky

99.6 Employment Agreement and Confidentiality and Noncompete Agreement between the Company and Marla Maisner

99.7 Amended and Restated Credit Agreement between the Company and the Bank, dated August 29, 1997, including all Exhibits thereto, is incorporated herein by reference to the exhibits filed with the Company's Current
       Report on Form 8-K dated September 8, 1997

99.8   Press Release dated February 24, 1998